UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – June 29, 2007

TEXAS COMPETITIVE ELECTRIC
HOLDINGS COMPANY LLC
(Exact name of registrant as specified in its charter)

DELAWARE	333-108876	75-2967817
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201-3411
(Address of principal executive offices, including zip code)

Registrants’ telephone number, including Area Code – (214) 812-4600

TXU Energy Company LLC
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01                                         OTHER EVENTS.

Effective June 29, 2007, TXU Energy Company LLC (the “Company”) amended its Certificate of Formation to change the Company’s name to Texas Competitive Electric Holdings Company LLC.  Other than this name change, the Certificate of Formation of the Company remains in full force and effect.  Plans for this name change were referenced in TXU Corp.’s preliminary Proxy Statement filed with the Securities and Exchange Commission on June 14, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the following registrants has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXAS COMPETITIVE ELECTRIC HOLDINGS COMPANY LLC
By:	/s/ Stanley J. Szlauderbach
Name:	Stanley J. Szlauderbach
Title:	Senior Vice President and Controller

Dated:  July 2, 2007